UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

EIDOS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38533	46-3733671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eidos Therapeutics, Inc.

101 Montgomery Street, Suite 2000

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(415) 887-1471

(Telephone number, including area code, of agent for service)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EIDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Uma Sinha as Director

On December 11, 2019, the Board of Directors (the “Board”) of Eidos Therapeutics, Inc. (the “Company”) appointed Uma Sinha as a director of the Board, effective December 11, 2019.

Uma Sinha, Ph.D., has served as the Company’s Chief Scientific Officer since June 2016. Dr. Sinha has served as the chief scientific officer at BridgeBio Pharma, LLC since April 2016 and also currently serves as the chief scientific officer of other BridgeBio subsidiaries. Prior to that, Dr. Sinha served as chief scientific officer of Global Blood Therapeutics, Inc. from 2014 to 2015 and as senior vice president of research from 2013 to 2014. She was vice president, head of biology at Portola Pharmaceuticals, Inc. from 2010 to 2012 and was the vice president of translational biology from 2004 to 2010 and had held senior research positions at Millennium Pharmaceuticals, Inc. and COR Therapeutics, Inc. Dr. Sinha received her Ph.D. in biochemistry from the University of Georgia and her B Sc. with honors in chemistry from Presidency College.

There are no arrangements or understandings between Dr. Sinha and any other persons pursuant to which she was selected as a director of the Company. Dr. Sinha is not a party to any current or proposed transaction with the Company for which disclosure would be required under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On December 11, 2019, the Board approved an amendment to the Amended and Restated 2018 Stock Option and Incentive Plan (the “Plan”) to, among other things, increase the number of shares of common stock reserved for issuance under the Plan by 1,500,000 shares. Such amendment is subject to the approval of the stockholders of the Company at the Company’s annual meeting of stockholders in 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eidos Therapeutics, Inc.

Date: December 17, 2019	By:	/s/ Christine Siu
Christine Siu
Chief Financial Officer